UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2024

Definitive Healthcare Corp.

(Exact name of Registrant as Specified in Its Charter)

Commission File Number 001-40815

Delaware		86-3988281
(State of Incorporation)		(IRS Employer Identification No.)
492 Old Connecticut Path, Suite 401
Framingham, Massachusetts 01701
(Address of Principal Executive Offices)

(508) 720-4224
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.001 par value	DH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2024, the Board of Directors (the “Board”) of Definitive Healthcare Corp. (the “Company”) promoted Kate Shamsuddin Jensen, the Company’s current Chief Strategy Officer, to the role of Chief Operating Officer, effective as of October 1, 2024 (the “Effective Date”).

Ms. Shamsuddin Jensen, age 38, has served as the Company’s Chief Strategy Officer since May 2024 and as Chief Product Officer from January 2020 to May 2024. Prior to that, Ms. Shamsuddin Jensen served as the Company’s Senior Vice President of Strategy from January 2018 to December 2019, Vice President of Strategy from September 2016 to December 2017, and Director of Product Strategy from February 2015 to September 2016. Prior to joining the Company, Ms. Shamsuddin Jensen worked in strategic services at Blue Cross Blue Shield Association, a national association of 30+ independent, community-based, and locally operated Blue Cross Blue Shield companies. At Blue Cross Blue Shield Association, Ms. Shamsuddin Jensen developed strategic initiatives and products to use across all of the Blue Cross Blue Shield companies. Ms. Shamsuddin Jensen holds a B.A. in Anthropology and Global Health from Emory University and an M.S. in Health Policy and Management from Harvard University School of Public Health.

In connection with Ms. Shamsuddin Jensen’s promotion to Chief Operating Officer, she will receive, effective as of the Effective Date, an annual base salary of $360,000 and will be eligible to receive an annual performance-based cash bonus with a target opportunity of 60% of her base salary.

The Board granted 113,379 time-vesting restricted stock units (“RSUs”) to Ms. Shamsuddin Jensen, valued at $500,000, in accordance with the Company’s 2021 Equity Incentive Plan. One-half of such RSUs will vest on each of the first and second anniversaries of the Effective Date, subject to Ms. Shamsuddin Jensen’s continued service through each vesting date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEFINITIVE HEALTHCARE CORP.

By:	/s/ Richard Booth
Name:	Richard Booth
Title:	Chief Financial Officer

Date: October 1, 2024